UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 29, 2010

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Global Entertainment Holdings, Inc.
(Exact name of registrant as specified in its charter)

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Nevada	000-49679	93-1221399
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2375 E. Tropicana Avenue, Suite 8-259, Las Vegas, NV 89119
(Address of Principal Executive Office) (Zip Code)

(702) 516-9684
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTS AND FINANCIAL STATEMENTS

Item 4.01. Changes in Registrant's Certifying Accountant and Non-Reliance on Previously Issued Financial Statements.

As previously reported by the Company in its Form 8-K, filed on November 10, 2010, the Company received notice from Larry O’Donnell, CPA, PC. (“O’Donnell”) on October 26, 2010 that his firm had resigned as our independent auditor.  O’Donnell’s reports on our financial statements as of, and for the fiscal years ended December 31, 2009 and 2008, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that its report for the fiscal years ended December 31, 2009 and 2008 contained a going concern qualification. During our most recent fiscal years ended 2009 and 2010, and during the subsequent interim period through the date of this Report, there were (1) no disagreements with O’Donnell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of O’Donnell, would have caused O’Donnell to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K. O'Donnell had informed the Company that his firm decided to reduce its workload in public company audit work and focus more on tax reporting.

However, on December 29, 2010, the Company received notice from the Securities and Exchange Commission ("SEC") that the Public Company Accounting Oversight Board (“PCAOB”) had revoked the registration of O'Donnell, effective December 14, 2010.  As O'Donnell is no longer registered with the PCAOB, the Company may not include O'Donnell's audit reports or consents in filings with the SEC.

Concurrent with O'Donnell's resignation as our independent auditor, our board of directors elected to engage the firm of Malcolm L. Pollard, Inc. (“Pollard”) as our independent registered public accounting firm, effective October 26, 2010.

During the fiscal years ended 2009 and 2008 and through the date hereof, neither the Registrant, nor anyone acting on its behalf, consulted Pollard with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us or oral advice was provided that Pollard concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

We furnished O’Donnell with a copy of our disclosure on November 8, 2010, providing O’Donnell with the opportunity to furnish us with a letter addressed to the SEC stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree.  O’Donnell's letter agreeing with our statements was attached as Exhibit 1 to our Form 8-K filed on November 10, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Entertainment Holdings Inc.

Dated: January 24, 2011	By:	/s/ Gary Rasmussen
Gary Rasmussen
Chief Executive Officer